December 7, 2016

Ms. Tracy Lorenz

President

Western International University

1601 West Fountainhead Parkway

Tempe, AZ 85282

Mr. Timothy P. Slottow

President

University of Phoenix

1625 West Fountainhead Parkway

Tempe, AZ 85282

Re:	Preacquisition Review of the Proposed Change in Ownership

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

Acquisition of Apollo Education Group, Inc. by AP VIII Queso Holdings, L.P.

Dear Presidents Lorenz and Slottow:

At your request, the Multi- Regional and Foreign Schools Participation Division of the U.S. Department of Education (Department), Federal Student Aid has conducted a preacquisition review of the proposed change in ownership application for the University of Phoenix (‘‘UoP”) and Western International University (“WIU”) (individually, “Institution” and collectively, “the Institutions”).

If consummated, the change in ownership (“CIO”) will be accomplished pursuant to the terms of a Merger Agreement dated as of February 7, 2016, whereby Apollo Education Group, Inc. (“AEG”), the present owner of the Institutions, will be acquired by AP VIII Queso Holdings, L.P. (“Queso”).

A preacquisition review is undertaken prior to the CIO, so that the Department can make a preliminary determination of whether there are any problems with the institution’s application, and to identify, to the extent feasible, any additional conditions that may be imposed in a Provisional Program Participation Agreement. In the course of its preacquisition review (“Review”), the Department reviewed the Institutions’ application and supporting documentation, including its accrediting agency and state agency approvals, AEG’s public filings relating to the merger, and Queso’s audited financial statements (FYE 2015/2014). In addition, the Department requested and received a limited number of additional documents and information from the Institutions or AEG. As set forth below in Section 2, if the CIO is completed, the Department has identified a number of conditions that it will require the Institutions to agree to in their new Provisional Program Participation Agreements (“PPPAs”).

Federal Student Aid, Multi-Regional and Foreign Schools Participation

Division 830 First Street, NE, Washington, D.C. 20002

StudentAid.gov

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

1.	UNINTERRUPTED PARTICIPATION IN THE TITLE IV PROGRAMS PRIOR TO EXECUTION OF PROVISIONAL PARTICIPATION AGREEMENT

A.	Requirements 10 days following the Change of Ownership

Materially Complete Application. When a change in ownership occurs, the Department may continue the institution’s participation on a provisional basis if the institution submits a “materially complete application,” as described in 34 C.F.R. § 600.20(g)(2), that is received by the Department no later than 10 business days after the date the change occurred. If a materially complete application is submitted, the Department may consider offering the Institutions a Temporary Provisional Program Participation Agreement (“TPPPA”), pending the Department’s and the Institutions’ execution of new Provisional Program Participation Agreements (“PPPAs”).

To submit a materially complete application, each Institution must submit the following:

•	Complete electronic Application for Approval to Participate in the Federal Student Aid programs;

•	Copy of the institution’s state license or equivalent that:

•	Was in effect on the day before the change in ownership, and

•	Authorized the institution to provide a program of postsecondary education in the state in which it is physically located;

•	Copy of the accrediting agency approval that:

•	Was in effect on the day before the change in ownership and had granted the institution accreditation status, and

•	Includes approval of the non-degree programs it offers;

•	Audited financial statements of the Institutions’ two most recently completed fiscal years that are prepared in accordance with the requirements of 34 C.F.R. § 668.23. Under 34 C.F.R. § 668.23(d), these statements must be prepared on an accrual basis in accordance with generally accepted accounting principles (GAAP), and audited by an independent auditor in accordance with generally accepted governmental auditing standards (GAGAS); and

•	Audited financial statements of Queso’s two most recently completed fiscal years that are prepared and audited in accordance with 34 C.F.R. § 668.23. Under 34 C.F.R. § 668.23(d), these statements also must have been audited in accordance with GAGAS, and prepared in accordance with GAAP. If Queso cannot provide audited financial statements audited in accordance with GAGAS, the Department will accept financial statements audited in accordance with generally accepted auditing standards (GAAS). In this instance, additional requirements and/or conditions will be imposed.

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

Letter of Credit. In addition to the materially complete application, no later than 5:00 p.m. (Eastern) on the day that is 10 days after the CIO, Queso must submit a letter of credit (“LOC”) in the amount of 25% of the Institutions’ Title IV funding during their most recently completed fiscal year, which the Department has determined will be an LOC in the amount of $385,637,480; and

The Department will require Queso to maintain the LOC for the entirety of the period of the TPPPAs, and if the Department and the Institutions enter into Provisional Program Participation Agreements (“PPPAs”), Queso will be required to maintain the LOC (in such amount as determined by the Department) for the entirety of the period of participation under the PPPAs.

B.	Continuation of the TPPPAs

In accordance with 34 C.F.R. § 600.20(h)(2)(iii), the TPPPAs expire on the last day of the month following the month in which the change in ownership occurred. The TPPPAs can be extended on a month-to-month basis only if, prior to the expiration date, the Institutions submit:

•	A “same day” balance sheet showing the financial position of AP VIII Queso Holdings, L.P., as of the date of the ownership change, that is prepared in accordance with GAAP and audited in accordance with GAGAS;

•	If not already provided, approval of the change in ownership from the states in which the Institutions are located by the agency that authorizes the institutions to legally provide postsecondary education in that state;

•	If not already provided, approval of the change in ownership from the Institutions’ accrediting agency(ies); and

•	If the Institutions are not exempt from the requirement under 34 C.F.R. § 668.14(b)(15), Default Management Plans.

•	A copy of the purchase agreement between the buyer and the seller that is related to the transaction, and related agreements between those parties.

To the extent the above items have not already been provided, if the Institutions fail to provide them by the stated expiration date of the TPPPA, the TPPPAs will expire on that date, without further notice.

2.	PPPA CONDITIONS FOLLOWING THE CIO

The Department has identified a number of conditions to be included in the Institutions’ PPPAs in the event that the CIO is consummated. These conditions result from the Department’s review of the materials provided to date, and it should be noted that conditions may be added to the PPPAs, or the conditions identified below may be modified, as a result of the Department’s ongoing review of the CIO transaction and application.

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

As stated above, the CIO will be accomplished pursuant to the terms of a Merger Agreement whereby AEG, the present owner of the Institutions, will be acquired by Queso, a Delaware limited partnership. Queso is an affiliate of Apollo Management VIII, L.P. and Apollo Global Management LLC [***Redacted Text***]

[***Redacted Text***]

[***Redacted Text***] The Merger Agreement proxy materials (as well as other public statements) indicate that the Vistria Group, LP (“Vistria”) and/or Najafi Companies, LLC (“Najafi”) may commit to purchasing limited partnership interests in Queso. [***Redacted Text***] The Institutions’ declining enrollment is a factor that will affect their financial viability on an ongoing basis. The Department further notes that Queso is not an operating business, and neither Queso, Vistria, nor Najafi have experience operating, or even investing in, Title IV institutions. Queso and AEG have indicated that the present management of the Institutions will generally remain in place following the CIO.

[***Redacted Text***] the PPPA conditions set forth below are designed to ameliorate operational and administrative capability risk. [***Redacted Text***] the Institutions have been (or are) subject to a variety of investigations by states, other agencies of the federal government, including the Federal Trade Commission, and the Department’s Office of Inspector General. Many of these investigations seek information relating to the Institutions’ marketing, recruiting, and career placement practices. These investigations suggest heightened administrative and operational weaknesses that could put the Institutions at risk of loss of accreditation, state licensing, and/or continued Title IV funding. Any of those events could lead to closure of the Institutions.

In light of the foregoing, and as set forth above, the Department requires Queso to post an LOC within 10 days of the CIO so that the Institutions may continue to participate under TPPPAs. In addition, if the CIO is consummated, the Department will consider issuing PPPAs to the Institutions under the following conditions. These conditions will be in effect for the duration of the period of the PPPAs:

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

A.	Letter of Credit

•	As set forth above, Queso must submit a 25% LOC within 10 days following the LOC to allow it to continue to participate under TPPPAs;

•	After it completes its review of the Institutions’ application for approval of the CIO, including its review of the same day balance sheet and any other relevant information, the Department may require that Queso post an LOC in an amount greater than 25% as a condition of the PPPAs; and

•	Any increased LOC must be posted no later than 5:00 p.m. (Eastern) on the day that the Institutions submit the signed PPPAs to the Department for countersignature; and

•	The Department will require Queso to maintain the LOC for the entirety of the period of the PPPAs.

B.	Restrictions on New Programs/Locations/Enrollment

•	During the period of the PPPAs, the Institutions will not be allowed to change their educational programs, or add new programs or locations not already approved by the Department and included in the Institutions’ Eligibility and Certification Approval Reports; and

•	The Institutions will be required to maintain enrollment levels for Title IV eligible students that are no higher than the enrollment levels on the day before the CIO. For this purpose, total enrollment may not exceed the pre-CIO level at each Institution. In addition, each Institution may not exceed its pre-CIO levels for enrollment in undergraduate programs and for enrollment in graduate programs, each measured separately at each Institution.

C.	Financial Reporting

•	For the Department to monitor the Institutions’ financial stability, the Institutions must submit 13-Week Projected Cash Flow Statements which include information about their current operations and future plans within the 13 week period; and

•	The projected cash flow statements must break-out each anticipated inflow and outflow by line item and amount, with business and financial disclosure notes identifying the disaggregated sources of non-Title IV revenue, including from each additional federal agency, from states, and from private parties (as measured for 90/10), as well as any important financial transactions or contemplated transactions; and

•	The cash flow statements must be submitted to the Multi-Regional and Foreign Schools Participation Division (“MR&FSPD”) no later than the day the PPPAs are executed by the Secretary, and biweekly thereafter.

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

D.	Enrollment Monitoring

•	The Institutions must submit monthly student rosters to the MR&FSPD that include enrollment information for both on-campus students and online students; and

•	The student rosters must contain the following information:

student name, 4 digit SSN, DOB, student address (divided into 4 fields by street address, city, state & zip code), telephone number, email address, program of study, educational delivery method (on-campus only, online only, or both on-campus and online), program start date, anticipated graduation date, current enrollment status (active, leave of absence), 8 digit OPEID, educational location (divided into 4 fields by street address, city, state & zip code), name of the high school from which the student received his or her high school diploma, and high school graduation date; and

•	This information must be submitted in Microsoft Excel format by the 15th day of every month for the preceding month, and should be sent by encrypted electronic transmission.

E.	Adverse Action Notification Requirements

•	The Institutions must provide notification to the MR&FSPD of any oversight activities or financial events, as listed below:

i. Any adverse action, including probation or similar action, taken against the Institution by its accrediting agency, state authorizing agencies or other federal agency;

ii. Any event that causes the Institution(s), or any related entity as defined in Financial Accounting Standards Board Accounting Standards Codification (ASC) 850, Related Party Disclosures, to realize any liability that was noted as a contingent liability in the Institution’s or related entity’s most recent audited financial statements;

iii. Any violation by the Institution(s) (or Queso, or AEG) of any loan agreement;

iv. Any failure of the Institution(s) (or Queso, or AEG, or the subsidiaries that comprise the Institutions) to make a payment in accordance with its debt obligations that results in a creditor filing suit to recover funds under those obligations;

v. Any withdrawal of owner’s equity/net assets from the Institution(s), the subsidiaries of AEG that comprise the Institutions, from AEG or from Queso, by any means, including by declaring a dividend, stock or partnership interest buy-back;

vi. Any extraordinary losses as defined in accordance with Subtopic 225-20, Income Statement Extraordinary and Unusual Items;

vii. Any filing of a petition by the Institutions or any related entity as defined in Financial Accounting Standards Board Accounting Standards Codification(ASC) 850, Related Party Disclosures (and specifically including the AEG subsidiaries, AEG, or Queso), for relief in bankruptcy court.

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

•	The Institutions’ notification of the oversight and financial events described above must be submitted to the MR&FSPD by electronic transmission no later than 10 days after any of those events occur; and

•	The notification must include details of the circumstances surrounding the event(s) and, if necessary, what steps the Institution(s) have taken, or plan to take, to resolve the issue.

F.	Government Investigations Notification

•	The Institutions must report all known open investigations (including but not limited to local, state, federal, foreign, and accrediting agency), the scope of any document request and the purpose of the investigation; and

•	The Institutions must submit a list of all investigations that were closed within the most recent 5 year period, including the scope of any document request, the purpose of the investigation, and the disposition of the investigation, including a description of any settlements and fines levied or paid (if any), and the copies of the settlement agreement or other documentation that the investigation is closed; and

•	The information relating to open and closed investigations must be submitted to the MR&FSPD within 10 days of the execution of the PPPAs by the Secretary; and

•	For any investigations that are commenced during the period of the PPPAs, the Institutions must submit the required information to the MR&FSPD within 10 days of the Institutions’ receipt of notice of the investigation.

G.	Student Complaint Notification

•	Within 10 days following the Secretary’s execution of the PPPAs, the Institutions must each submit to the MR&FSPD a report of all student complaints during the most recent 5 year period, limited to complaints relating to Title IV eligibility or administration, or the quality of education received at the Institution; and

•	The reports must identify all formal and informal complaints submitted to the Institution(s), related corporations, and local, state, federal, and foreign governments, accrediting agencies, as well as any lawsuits or arbitration proceedings relating to student complaints; and

•	Within 10 days following the execution of the PPPAs, the Institutions must also report summary statistics of complaint information identifying i) the number of student complaints received by year and characterizing the nature/type of complaint and source; and ii) the number of student complaints resolved by year and characterizing the nature/type and source, and include as applicable information regarding how the complaint was resolved; and

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

•	For any complaints that are commenced during the period of the PPPAs, the Institutions must submit the required information to the MR&FSPD within 10 days of the Institutions’ receipt of notice of the student complaint; and

•	All reports must be redacted of student and employee PII.

H.	Restrictions Regarding Arbitration and Class Actions

•	The Institutions’ enrollment contracts may not contain mandatory arbitration clauses; and

•	The Institutions and related entities will not be allowed to restrict student participation in class actions.

I.	Retention/Graduation Rates

•	Within 10 days following the Secretary’s execution of the PPPAs, the Institutions must submit to the MR&FSPD a report of their retention and graduation rates for all programs in all locations, reporting in the same format as those numbers were reported to IPEDS in the most recent IPEDs submission prior to the CIO. This “10-day Report” should be submitted in spreadsheet format and identify the date the rates were reported to IPEDs; and

•	No later than 180 days following the Secretary’s execution of the PPPAs, the Institutions must submit updated information on retention and graduation rates to the MR&FSPD by updating the 10-day Report spreadsheet. This “180-day Report” may report graduation and retention rates from any reporting date within the 180 day period that is at least 90 days after the Secretary executes the PPPAs, and should indicate the “as of” date; and

•	No later than one year following the Secretary’s execution of the PPPAs, the Institutions will have raised each of their retention and graduation rates (on a disaggregated basis) above the rates reported on the 10-day Report, and the Department will determine if this condition has been met by review of a “One-Year Report,” to be submitted to the MR&FSPD within 60 days of the one year date. The One-Year Report shall provide updated information on retention and graduation rates by updating the 180-day Report spreadsheet. The One-Year Report may report graduation and retention rates from any reporting date that is at least 90 days after the 180-day Report, and should indicate the “as of” date.

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

J.	Recruitment Practices

•	The Institutions must commit to a recruitment standard for all current and potential students on the same material terms (or similar terms) as to the Memorandum of Understanding they entered into with the Department of Defense, and must specifically include a restriction on high-pressure recruitment tactics such as making multiple unsolicited contacts (3 or more), including contacts by phone, email, or in person, and engaging in same-day recruitment and registration for the purpose of securing enrollments; and

•	Within 10 days following the Secretary’s execution of the PPPAs, the Institutions must submit to the MR&FSPD a list of all agreements they have on the transferability of credits, and the beginning and ending dates of those agreements; and

•	Within 10 days following the Secretary’s execution of the PPPAs, the Institutions must submit to the MR&FSPD a copy of all of their policies on transferability of credits, including any information they provide to current and prospective students about transferability of credits.

3.	NON-MANDATORY CONDITIONS

The Department acknowledges Queso, AEG, and the Institutions’ recent public commitments to improve transparency, outcomes, and the student experience at the Institutions. In that regard, the Department encourages the Institutions to accept the inclusion of two additional conditions in the PPPAs:

•	During the period of the PPPAs, the Institutions will offer prospective students a “30 day free trial” whereby all students, in all programs, who do not persist beyond 30 days do not incur Title IV debt, and the Institutions agree to repay to the Department any Pell Grant aid disbursed to the students within that period who do not persist.

•	During the period of the PPPAs, the Institutions will commit to “Best in class” transparency with regard to disclosure practices for projected graduation, projected earnings outcomes, and projected debt.

4.	EXPIRATION OF THE PPPAs

Pursuant to 34 C.F.R. § 668.13(c)(l)(i) and (c)(2)(i), the PPPAs will expire not later than the end of the first complete award year following the date of their execution by the Secretary (i.e., June 30, 2018).

5.	NEXT STEPS

Once the change in ownership takes place, UoP and WIU must notify the Department within 10 business days. Since you have already submitted the Preacquisition applications, please send this notification by scanning and emailing it or faxing it to the attention of Shein Dossa at 215-656-6499 or Shein.Dossa@ed.gov.

University of Phoenix (OPE-ID: 02098800)

Western International University (OPE-ID: 02171500)

As stated above, the LOC must be posted no later than 10 days following the CIO, and any increased LOC by 5 p.m. (Eastern) on the day the signed PPPAs are submitted to the Department for countersignature. A sample form of LOC is enclosed. The LOC must be issued by a United States bank. The LOC should be delivered to:

Veronica Pickett, Director

Performance Improvement and Procedures Service Group

U.S. Department of Education

Federal Student Aid/Program Compliance

830 First Street, NE, UCP3, MS 5435

Washington, DC 20002-8019

Note: In the event that the financial institution issuing the LOC fails, resulting in financial transactions and operations being administered by the Federal Deposit Insurance Corporation, the Institutions are required to notify the MR&FSPD within 3 days of the Institutions’ notification of such event. Within 10 business days thereafter, the Institutions will also be required to submit a new replacement LOC issued by a different and non-failed U.S. bank.

If you have any questions, please contact Shein Dossa at 215-656-6461.

Sincerely,

Michael Frola

Director

CC: Mark Brenner Senior Vice President, Business Development, Corporate Communications and External Affairs, Apollo Education Group, Inc., Mark.Brenner@Apollo.edu

Enclosure: Form of LOC